                                                                       EXHIBIT 8


                               POWER OF ATTORNEY
                               -----------------

                                 Susan M. Ende


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Tower Life Insurance Company, do hereby appoint Richard G. Mandel, Christopher P. Nicholas and Robin Wagner and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, in connection with Metropolitan Tower Separate Account One or Metropolitan Tower Separate Account Two, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April,
                                                          ----
1997.
                                    /s/ Susan M. Ende
                                    -------------------------
                                        Susan M. Ende

                               POWER OF ATTORNEY
                               -----------------

                               Stanley Saunders


     KNOW ALL MEN BY THESE PRESENTS, that I, an officer of Metropolitan Tower Life Insurance Company, do hereby appoint Richard G, Mandel, Christopher P. Nicholas and Robin Wagner and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, in connection with Metropolitan Tower Separate Account One or Metropolitan Tower Separate Account Two, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1997.

                                         /s/ Stanley Saunders
                                         ---------------------
                                            Stanley Saunders

                               POWER OF ATTORNEY

                                David A.Levene


     KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Tower Life Insurance Company, do hereby appoint Richard G. Mandel, Christopher P. Nicholas and Robin Wagner and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, in connection with Metropolitan Tower Separate Account One or Metropolitan Tower Separate Account Two, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1997.

                                    /s/ David A. Levene
                                    ---------------------
                                    David A. Levene

                               POWER OF ATTORNEY

                              Pauline Wittenberg


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Tower Life Insurance Company, do hereby appoint Richard G. Mandel, Christopher P. Nicholas and Robin Wagner and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, in connection with Metropolitan Tower Separate Account One, or Metropolitan Tower Separate Account Two, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1997.


                                     /s/ Pauline Wittenberg
                                     ----------------------
                                     Pauline Wittenberg